Exhibit 99.1

Casa Systems Names Michael Glickman as Next President and Chief Executive Officer

Glickman brings over 35 years of telecom and technology global sales leadership and major partnership experience to lead Casa Systems’ growth strategy

ANDOVER, Mass., July 13, 2023 — Casa Systems, Inc. (NASDAQ: CASA), a leading provider of cloud-native software and physical broadband technology solutions for access, cable, and cloud, today announced the appointment of Michael Glickman as the Company’s new President and Chief Executive Officer effective August 1, 2023. Glickman, a telecom industry veteran with over 35 years of experience in the telecom, technology, and networking industries, will leverage his expertise to position Casa Systems for continued success and accelerated growth.

“Following a comprehensive selection process, we are pleased to announce Michael Glickman as the new President and CEO of Casa Systems,” said Bruce Evans, Chairman of the Board. “The Board believes Michael’s global sales leadership skills and industry experience strongly align with Casa Systems’ strategic priorities as we embark on the next phase of accelerated growth. With a proven track record of leading billion-dollar revenue businesses and spearheading global sales organizations focused on service providers, including telcos and cable MSOs, Michael brings a unique set of qualifications that position him for success in his role. We are enthusiastic about his inspirational leadership style and his plan to leverage Casa’s cutting-edge technology to enhance our go-to-market strategy in order to scale the business on a cash-and-capital efficient basis and continue to deliver innovative solutions that create sustainable value for our customers and shareholders.”

Mr. Evans continued, “I’d also like to thank Ed Durkin for his extraordinary efforts in leading the organization as interim CEO while also continuing to serve as CFO during this transition period. While his contributions have been many, Ed provided critical leadership to bring the Company’s Term Loan B refinancing to a close and thereby help the Company move towards financial stability and future growth. The organization is fortunate to have Ed’s leadership and depth of knowledge of our business, strategy, and customers in helping to direct the Company’s strategy, global operations, and growth.”

Glickman, in his new role, will focus on leveraging Casa Systems’ market-leading cable, cloud and access device technologies and solutions to drive renewed growth globally. Glickman emphasized his commitment to capitalize on the significant growth opportunities ahead, saying, “Casa Systems has a very strong heritage and cutting-edge technologies. I look forward to building upon what Jerry Guo, visionary founder and former CEO and this talented team have created over the past twenty years, and I am committed to our collective vision of re-establishing Casa Systems as an industry disruptor for the benefit of our global customers. I am excited and committed to moving the Company forward with the speed required to capitalize on the significant opportunities in front of us. We will work together to deliver our innovative solutions to the market, address the evolving needs of our global customers, and achieve sustainable growth and profitability.”

On July 7, 2023, the Compensation Committee of the Company’s Board approved the grant of an inducement award to Michael Glickman, as an inducement material to his entry into employment with Casa in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grant, which is effective as of and contingent upon the commencement of Glickman’s employment with Casa, consists of 2,750,000 restricted stock units, or RSUs. The RSUs vest in equal installments over four years starting on August 5, 2024, such that the RSUs will be fully vested on August 5, 2027, subject to Glickman’s continued service with the Company through each such vesting date.

Michael Glickman most recently served as the President of PacketFabric, where he scaled Operations and drove double digit growth through innovative joint ventures. Prior to that, Glickman held senior executive positions at Cisco, including Senior Vice President for the Global Service Provider unit, where he led sustainable growth in a multi-billion-dollar business. Glickman’s tenure at Cisco also included leadership roles in its Cloud & Managed Services and Channels businesses worldwide. He has also held executive positions at Fujitsu Americas and Amdahl Corporation. Glickman currently serves on Board of Directors of several private companies and charitable organizations and holds a Master of Business Administration in finance from the University of Illinois Urbana-Champaign.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release, business strategy, and plans and objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “are optimistic,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this press release. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in these forward-looking statements. These factors include, without limitation: (1) our ability to comply with all covenants, agreements and conditions under our credit facility; (2) our ability to fulfill our customers’ orders due to supply chain delays, access to key commodities or technologies or events that impact our manufacturers or their suppliers, including the lingering effects of the COVID-19 pandemic; (3) any failure by us to successfully anticipate technological shifts, market needs and opportunities, and develop new products and product enhancements that meet those technological shifts, needs and opportunities; (4) the concentration of a substantial portion of our revenue in certain customers; (5) fluctuations in our revenue due to timing of large orders and seasonality; (6) the length and lack of predictability of our sales cycle; (7) any difficulties we may face in expanding our platform into the wireless market; (8) any failure to maintain the synergies we have realized from our acquisition of NetComm Wireless Pty Ltd.; (9) increases or decreases in our expenses caused by fluctuations in foreign currency exchange rates and interest rates; (10) our ability to effectively transition our chief executive officer role; and (11) other factors discussed in the “Risk Factors” section of our public reports filed with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q and our most recent Annual Report on Form 10-K, which are on file with the SEC and available in the investor relations section of our website at http://investors.casa-systems.com and on the SEC’s website at www.sec.gov. In addition, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We disclaim any obligation to update publicly or revise any forward-looking statements for any reason after the date of this press release. Any reference to our website address in this press release is intended to be an inactive textual reference only and not an active hyperlink.

About Casa Systems, Inc.

Casa Systems, Inc. (Nasdaq: CASA) delivers the core-to-customer building blocks to speed 5G transformation with future-proof solutions and cutting-edge bandwidth for all access types. In today’s increasingly personalized world, Casa Systems creates disruptive architectures built specifically to meet the needs of service provider networks. Our suite of open, cloud-native network solutions unlocks new ways for service providers to build networks without boundaries and maximize revenue-generating capabilities. Commercially deployed in more than 70 countries, Casa Systems serves over 475 Tier 1 and regional communications service providers worldwide. For more information, visit http://www.casa-systems.com.

CONTACT INFORMATION:

IR Contacts

Dennis Daly

Casa Systems

978-688-6706 ext. 6310

investorrelations@casa-systems.com

or

Mike Cummings or Jackie Marcus

Alpha IR Group

617-466-9257

investorrelations@casa-systems.com

Source: Casa Systems